UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21504
Advent/Claymore Enhanced Growth & Income Fund
 (Exact name of registrant as specified in charter)
888 Seventh Ave, 31st Floor, New York, NY 10019
  (Address of principal executive offices) (Zip code)
Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
  (Name and address of agent for service)
Registrant's telephone number, including area code: (212) 482-1600
Date of fiscal year end: October 31
Date of reporting period: November 1, 2017 - April 30, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/LCM
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/lcm, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2018

DEAR SHAREHOLDER

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund” or “LCM”). This report covers the Fund’s performance for the six months ended April 30, 2018.
Advent Capital Management, LLC (“Advent” or the “Investment Manager”) serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of April 30, 2018, Advent managed approximately $9 billion in assets.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and may invest up to 60% of its managed assets in non-convertible high-yield securities. Additionally, the Fund engages in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums.
Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities, and high-yield securities, and the degree to which the Fund engages in a covered call strategy, will vary from time to time based on security valuations, interest rates, equity market volatility, and other economic and market factors.
In March 2018, Advent Claymore Convertible Securities and Income Fund (“AVK”), Advent Claymore Convertible Securities and Income Fund II (“AGC”), and the Fund announced that each Fund’s Board of Trustees had approved the merger of each of AGC and LCM, respectively, with and into AVK. More information about the proposed mergers appears later in this report.
All LCM returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2018, the Fund generated a total return based on market price of -3.14% and a total return of -1.32% based on NAV. As of April 30, 2018, the Fund’s market price of $7.96 represented a discount of 10.66% to NAV of $8.91.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

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DEAR SHAREHOLDER (Unaudited) continued	April 30, 2018

For the period, the Fund paid two quarterly distributions of $0.210 per share. The most recent quarterly distribution represents an annualized distribution rate of 10.55% based on the Fund’s market price of $7.96 on April 30, 2018.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(m) on page 48 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 63 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/lcm.
Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund
 May 31, 2018

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QUESTIONS & ANSWERS (Unaudited)	April 30, 2018

The portfolio managers of Advent/Claymore Enhanced Growth & Income Fund (the “Fund” or “LCM”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the equity, convertible securities, and high yield markets and Fund performance for the six-month period ended April 30, 2018.
Please describe the Fund’s objective and management strategies.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in equity securities and convertible securities of U.S. and non-U.S. issuers and may invest up to 60% of its managed assets in nonconvertible high yield securities.
Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. The Fund’s investments in convertibles and common stock provide capital appreciation potential, while the allocation to high-yield securities is primarily a source of income.
The Fund also uses a strategy of writing (selling) covered call options, but the percentage of positions to be written against can vary. As the percentage increases, the risks associated with covered call option writing also increase, and the Fund may also limit its ability to benefit from capital appreciation in holdings on which options have been written. In addition, the Fund may invest in other derivatives, such as foreign exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Advent has recently determined to dedicate a portion of the Fund’s assets to investments in private securities as a component of the Fund’s overall investment strategy. The Fund may invest up to 15% of its managed assets in privately offered convertible securities, privately offered non-convertible income securities and any attached or related privately offered warrants or equity-linked securities. The Fund invests primarily in private securities to seek to enhance the Fund’s current income. Any such private securities investments will increase the percentage of the Fund’s assets invested in illiquid securities.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

The Fund’s investment in private securities are subject to certain additional risks, including private companies risk, conflicts of interest, lack of history in private investments, valuation risk, operational risks, completion risk and co-investment risk.
Please describe the Fund’s investment in private securities.
The Fund may invest up to 15% of its managed assets in privately offered convertible securities, privately offered non-convertible income securities and any attached or related privately offered warrants or equity-linked securities (collectively, “private securities”), which may include securities of private companies and privately issued securities of public companies. Advent does not expect to invest more than 2.5% of the Fund’s managed assets in any single private security at the time of investment. The Fund invests primarily in private securities to seek to enhance the Fund’s current income. Therefore, the Fund will invest in a private security only if the expected yield on such security at the time of investment exceeds the yield of specified public convertible and high yield bond benchmarks (currently the ICE Bank of America Merrill Lynch All U.S. Convertibles Index and ICE Bank of America Merrill Lynch US High Yield Total Return Index). The Fund is not required to dispose of private securities in the event that relative yields change after the time of investment. Advent has recently determined to dedicate a portion of the Fund’s assets to investments in private securities as a component of the Fund’s overall investment strategy. Any such private securities investments will increase the percentage of the Fund’s assets invested in illiquid securities. In order to provide for further diversification, Advent intends to limit the number of private securities transactions the Fund makes in any given year and deploy the Fund’s overall allocation to private securities over the course of several years. The Fund’s investment in private securities are subject to certain additional risks, including private companies risk, conflicts of interest, lack of history in private investments, valuation risk, operational risks, completion risk and co-investment risk.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.
This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

Please describe the economic and market environment over the last six months.
At the start of the six-month period, a sense of optimism pervaded global bond and equity markets, as U.S. economic growth remained robust and markets began anticipating a windfall to corporate profits and personal income from the U.S. tax reform bill passed into law in December 2017. Central bank bond buying continued in Europe and Japan, and declines of the U.S. Federal Reserve (“Fed”) balance sheet in the U.S. occurred at a gradual pace that did not disrupt perceptions in the equity markets. Despite the disparity in monetary supply growth between the U.S. and foreign countries, the U.S. dollar continued a downtrend early in the six-month period, as concerns festered about the effect of the new tax law and executive branch policies on the U.S. trade and budget deficits. As foreign economies slowed later in the period, the dollar staged a mild rally, with the U.S. Dollar Index beginning the period at 94.6, dropping to a low of 88.6 in February, before rebounding to 91.8 to close the six-month period.
As the labor market continued its steady progression toward lower unemployment and commodity prices marched higher, the Fed signaled its intent to continue its monetary normalization plans, with economic projections charts of governors showing either 0.75% or 1.00% increases in the Fed Funds rate expected in 2018. After years of periodic economic slowdowns short-circuiting the prospects of fast rate hikes, bond markets began taking the guidance seriously and took yields on the 10-year U.S. Treasury from 2.38% in October 2017 to 2.95% in April 2018. The impact of duration on the negative move in risk-free bond prices had its effect on the corporate bond markets; global convertible bonds as expressed by the Thomson Reuters Convertible Global Focus USD Hedged Index returned -0.46% during the period, while U.S. high yield bonds as expressed by the ICE Bank of America Merrill Lynch High Yield Master II Index returned -0.23%.
Another comparison index, the CBOE S&P 500 2% OTM BuyWrite Index (“BXY”), which measures a hypothetical investment in the S&P 500 but with index covered call overlay with a strike 2% out-of-the money written and renewed once a month, returned 1.54% for the six months ended April 30, 2018.
Global equity markets tended to show momentary reaction to episodic geopolitical developments, such as the Iran nuclear agreement, North Korea’s nuclear arsenal, and the Italian election, but few thus far have become longstanding events inducing sustained fear in the markets. The greater focus remained on worldwide economic growth, which, while it remained generally robust in the U.S. and China, showed some slowdown in Europe and Japan, particularly in the first calendar quarter of 2018. Performance of local equity markets reflected this disparity, with the U.S. S&P 500 Index returning 3.9% during the period, the Euro STOXX 50 -2.5%, Hong Kong’s Hang Seng Index 9.7%, and the Japanese Nikkei 225 3.1%. These indices all had larger returns midway through the Fund’s fiscal first half as a more optimistic economic outlook took hold before correcting on inflation fears coupled with select economic slowdowns in foreign countries.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2018, the Fund generated a total return based on market price of -3.14% and a total return of -1.32% based on NAV. As of April 30,

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

2018, the Fund’s market price of $7.96 represented a discount of 10.66% to NAV of $8.91. As of October 31, 2017, the Fund’s market price of $8.65 represented a discount of 8.47% to NAV of $9.45.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
Please discuss the Fund’s distributions.
For the period, the Fund paid two quarterly distributions of $0.210 per share. The most recent quarterly distribution represents an annualized distribution rate of 10.55% based on the Fund’s market price of $7.96 on April 30, 2018.
The Fund currently anticipates that some of the 2018 distributions will consist of income and some will be a return of capital. A final distribution of the tax character of distributions paid by the Fund in 2018 will be reported to shareholders in January 2019 on Form 1099-DIV.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.
Please see Note 2(m) on page 48 for more information on distributions for the period.
Please discuss the Fund’s proposed merger.
Advent Claymore Convertible Securities and Income Fund (“AVK”), Advent Claymore Convertible Securities and Income Fund II (“AGC”), and LCM, each a closed-end fund (together, the “Funds”), announced in March 2018 that each Fund’s Board of Trustees had approved the mergers outlined below.
Target Funds	Ticker	Acquiring Fund	Ticker
Advent Claymore Convertible Securities
and Income Fund II	AGC	Advent Claymore Convertible
Advent/Claymore Enhanced Growth &		Securities and Income Fund	AVK
Income Fund	LCM

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

The mergers are intended to provide potential benefits to common shareholders, including lower operating expenses and greater secondary market liquidity, among other things.
The Funds have similar (but not identical) investment policies. Following completion of the mergers, AVK will be the surviving fund and will continue to pursue its investment objective to provide total return through a combination of capital appreciation and current income by investing at least 80% of its managed assets in a diversified portfolio of convertible and non-convertible income-producing securities. In the event a merger is consummated, the combined fund will operate pursuant to the investment policies of AVK and AVK will adopt a non-fundamental investment policy not to invest more than 20% of its managed assets in illiquid securities.
It is currently expected that the mergers will be completed in the third of quarter of 2018, subject to required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. Approval of the merger of AGC into AVK is not contingent upon approval of LCM into AVK, and likewise, approval of the merger of LCM into AVK is not contingent upon approval of AGC into AVK.
Shares of each Fund will consider approval of the mergers at the Funds’ joint annual meeting of shareholders, which will be held on July 20, 2018. The record date for the annual meeting was April 17, 2018. This document is not a solicitation of any vote, consent or proxy from any Fund shareholder. Solicitation of shareholder approval of the mergers is made only pursuant to a separate Joint Proxy Statement/Prospectus and other proxy materials filed with the SEC under applicable federal securities laws. Shareholders are urged to read the Joint Proxy Statement/Prospectus and any other proxy materials because they contain important information regarding the proposed mergers. Shareholders may obtain, free of charge, copies of these documents at the SEC’s website at www.sec.gov, by calling (800) 345-7999 or by writing to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund had $35 million in leverage outstanding as of April 30, 2018, approximately 30% of the Fund’s total managed assets. This leverage is in the form of a line of credit with Société Générale and was refinanced from a similar line of credit in February 2018. The line of credit has tranches that expire in December 2020 and December 2022 and a floating tranche that varies with 3-month London Interbank Offered Rate (LIBOR). The average interest rate of the borrowings varies with the floating rates and was 3.63% at April 30, 2018, a rise from the 2.33% average discussed in the 2017 annual report.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

The NAV return for the Fund was below the cost of leverage for the six months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal period as the cost of borrowing rose with rising LIBOR short-term rates and management’s decision to negotiate fixed rates in the agreement to protect against even further rises in the coming years. The Fund secures a fixed rate for a majority of the borrowings.
What was the impact of the Fund’s covered call strategy?
The income generated from writing covered call equity options depends on the volatility perceived in the markets at the time of writing. The Chicago Board Options Exchange Volatility Index (“VIX”), which averaged only 12.7 during the 2017 fiscal year, stayed in that range for the first part of the period and then rose sharply as the markets corrected starting in late January. As equity markets recovered some of the losses as the period ended, volatility for the most part fell back toward multiyear lows, with an average of 15.9 for the six-month period and from between 13-14 for most of May (after the period ended), a level close to the 12.7 fiscal 2017 average.
While the Fund raised its exposure to equities during the period, it did so anticipating that rises in volatility would not be a substantial source of income given their low levels entering the period and the lack of expectation of recessionary conditions over the short and medium-term. As a result, the levels of option writing remained low compared to the Fund’s historical volume of option writing as the benefits of generating option premiums were deemed to be low compared to the upside in stocks signed away by placing a ceiling on the Fund’s gains in an equity position. Overall, the Fund’s policy of generating income from writing options against equity holdings will continue to have a modest effect on assisting the Fund to meet its distribution goals, the exact level of which depends on the level of the volatility in options markets and the upside outlook on individual equity holdings.
How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2018, and what did this mean for performance?
On April 30, 2018, the Fund’s total investments were invested approximately 58.3% in convertible bonds, convertible preferred securities, and mandatory convertibles; 27.8% in corporate bonds; 9.2% in equities; 4.0% in cash and cash equivalents; and 0.7% in senior floating rate interests.
On October 31, 2017, the Fund’s total investments were invested approximately 59.1% in convertible bonds, convertible preferred securities, and mandatory convertibles; 30.6% in corporate bonds; 5.2% in equities; 4.4% in cash and cash equivalents; and 0.7% in senior floating rate interests.
Although the Fund has a healthy allocation to high yield corporate bonds compared to its historical allocation to such bonds, the other main asset class of the Fund, global convertibles, remains in a situation of low coupons due to lower interest rates in foreign locales versus the U.S., and which are likely to achieve a result of satisfactory total return through capital appreciation rather than income.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

International investments fell from 34% at October 31, 2017 to 31% at April 30, 2018. While economic growth remained healthy in most developed markets, the U.S. had the added boost from the tax reform bill accelerating corporate earnings growth and personal income. With interest rates rising and the repricing of many bond securities to higher yields, the Investment Manager felt there were more opportunities for income and capital appreciation in the U.S. than foreign markets and thus reduced the international allocation.
The income advantage of U.S. corporate issuers over that of European and Japanese issuers, where baseline government bonds and corporate spreads provide lower yield, continued to make the Fund biased toward income investments in the U.S.
The Investment Manager also began classifying securities based on country of risk rather than incorporation, believing this more accurately represents an issuer’s geographic risk than incorporation, which can include some countries classified under smaller offshore countries, having incorporated there for tax or other technical reasons. This change explains some of the numerical comparison between October 2017 and April 2018.
Which investment decisions had the greatest effect on the Fund’s performance?
Enterprise software company ServiceNow, Inc. (0.7% of long-term investments at period end) and its convertibles continued a long period of appreciation as the company’s subscription-based offerings increased penetration into the operations aspects of customers in multiple industries, branching out from a beginning in technology help-desk usage. Japanese financial services provider the SBI Holdings, Inc. (0.4% of long-term investments at period end) and its convertible bonds surged as the company realized strong profits in its securities brokerage, investment gains in new asset management business, and sharp valuation increases in Ripple, a cryptocurrency in which the company has a minority investment. Stock in leading U.S. telecommunications provider Verizon Communications, Inc. (0.4% of long-term investments at period end) rose, as it was one of the largest beneficiaries of the tax reform bill, given that it is a full tax-payer with most of its earnings derived from domestic sources. The stock also rose late in the period as competitors Sprint and T-Mobile consummated a long-discussed merger, which may eventually benefit industry pricing. Convertible bonds of leading travel web company Booking Holdings, Inc. (0.8% of long-term investments at period end) bounced higher as the company reported another solid quarter with nearly 20% growth and accelerating profit margins, reversing sentiment that had become somewhat negative based on increasing online competition.
Among negative contributors, convertibles of global retailer Steinhoff International Holdings NV (not held at period end) fell sharply after the company delayed presentation of fiscal 2017 financials amidst allegations that past accounts required restatement. Given the uncertainty of when properly audited financials could be presented and the company’s liquidity situation, the Fund sold its position. Mandatory convertibles of industrial conglomerate Belden, Inc. (0.9% of long-term investments at period end) declined as the company struggled with lumpy broadcast equipment sales and rising copper prices, a key input for its large copper wire business. We remain positive on Belden’s valuation and

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

participation in a broadcast equipment industry that usually does well in even-numbered years given global sports and political event demand. Convertible bonds of satellite television provider DISH Network Corp. (0.5% of long-term investments at period end) fell as the company experienced greater subscriber losses and was unable to monetize any of its large-spectrum portfolio in the period. DISH’s asset valuation especially of the spectrum has large upside over the longer-term. Finally, convertibles of real estate company Forest City Realty Trust, Inc. (0.6% of long-term investments at period end) declined after talks with an acquirer ended without a merger and the company ended its strategic review process. Meanwhile, shares of the company and similar peers in the real estate investment trust universe suffered also from rising interest rates.
Do you have any other comments about the markets and the Fund?
Concerns about rising inflation led to the sharp correction in the U.S. and global equity markets in late January, and risk-free U.S. government bond prices more or less continued to fall throughout the remainder of the period although they were not joined in their fall by most foreign government bond issues. While the U.S. economy has shown resiliency for a long period since the economic crisis of 2008, it faces a larger headwind going forward given rising short-term rates and the injection of fiscal policy increasingly in the rear view mirror. Corporate earnings growth and the innovation endemic in the American corporate sector remain tremendous advantages for investors. Foreign developed markets face the eventual dissipation of central bank quantitative easing but have the benefits of greater exposure to demand growth from the emerging markets than the U.S. and more accommodative level of interest rates. Convertible bonds have the advantage of income generation along with participation in equity appreciation and, along with the Fund’s allocation to high yield bonds to derive income, the Fund is well positioned to capitalize on worldwide corporate earnings growth.
Index Definitions
It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Thomson Reuters Convertible Global Focus USD Hedged Index is a market-weighted index with a minimum size for inclusion of $500 million (US), 200 million (Europe), 22 billion Yen, and $275 million (Other) of Convertible Bonds with an equity link.
ICE Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
ICE Bank of America Merrill Lynch All U.S. Convertibles Index measures the return of all U.S. Convertibles.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

ICE Bank of America Merrill Lynch U.S. High Yield Corporate Bond Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.
CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.
Euro STOXX 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations. Components are selected from the Euro STOXX Index which includes large-, mid- and small-cap stocks in the eurozone.
Hang Seng Index is a free float-adjusted market-capitalization weighted index of 40 of the largest companies listed on the Hong Kong Exchange.
Nikkei 225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.
S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.
LCM Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.
Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results. Please see guggenheiminvestments.com/lcm for a detailed discussion of the Fund’s risks and considerations.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 13

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

14 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2018

Fund Statistics
Share Price	$7.96
Net Asset Value	$8.91
Discount to NAV	-10.66%
Net Assets ($000)	$81,841

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2018
	Six-month	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Advent/Claymore Enhanced
Growth & Income Fund
NAV	-1.32%	3.33%	1.87%	3.74%	2.33%
Market	-3.14%	0.93%	3.63%	4.83%	3.47%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	77.7%
Corporate Bonds	39.7%
Common Stocks	13.1%
Money Market Fund	5.6%
Convertible Preferred Stocks	5.6%
Senior Floating Rate Interests	1.0%
Total Investments	142.7%
Other Assets & Liabilities, net	(42.7%)
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily.
For more current information, please visit guggenheiminvestments.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	April 30, 2018

All or a portion of the above distributions may be characterized as a return of capital. For the period ended April 30, 2018, 88% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in January 2019.

16 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2018

Country Breakdown	% of Long-Term Investments
United States	68.9%
China	6.3%
Japan	6.0%
Germany	4.3%
France	3.0%
United Kingdom	1.6%
Canada	1.4%
Switzerland	1.1%
Austria	1.0%
Hong Kong	0.7%
India	0.7%
Mexico	0.6%
Bermuda	0.6%
Netherlands	0.5%
Hungary	0.5%
Luxembourg	0.5%
Philippines	0.4%
Italy	0.4%
Spain	0.4%
Singapore	0.3%
Australia	0.3%
Zambia	0.3%
Monaco	0.2%
Subject to change daily.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited)		April 30, 2018

	Shares	Value
COMMON STOCKS† – 13.1%
Consumer, Cyclical – 2.9%
Royal Caribbean Cruises Ltd.*,6	5,000	$540,950
Walmart, Inc.[6]	6,000	530,760
Lowe's Companies, Inc.[6]	6,300	519,309
General Motors Co.[6]	13,900	510,686
Ford Motor Co.[6]	25,100	282,124
Total Consumer, Cyclical		2,383,829

Consumer, Non-cyclical – 2.6%
United Rentals, Inc.*,6	4,400	660,000
Amgen, Inc.[6]	2,461	429,395
Gilead Sciences, Inc.[6]	5,800	418,934
Merck & Company, Inc.[6]	6,900	406,203
Bunge Ltd.[6]	2,800	202,244
Total Consumer, Non-cyclical		2,116,776

Industrial – 2.5%
Caterpillar, Inc.[6]	6,700	967,212
Cummins, Inc.[6]	3,400	543,524
United Parcel Service, Inc. — Class B6	4,680	531,180
Total Industrial		2,041,916

Financial – 2.2%
Goldman Sachs Group, Inc.[6]	2,300	548,159
U.S. Bancorp[6]	8,800	443,960
Lazard Ltd. — Class A6	8,100	440,802
Synchrony Financial[6]	12,000	398,040
Total Financial		1,830,961

Technology – 1.1%
KLA-Tencor Corp.[6]	5,200	529,048
Texas Instruments, Inc.[6]	3,600	365,148
Total Technology		894,196

Communications – 0.9%
Verizon Communications, Inc.[6]	8,200	404,670
AT&T, Inc.[6]	10,000	327,000
Total Communications		731,670

Diversified – 0.5%
TPG Pace Energy Holdings Corp.*,6	36,800	402,592

Basic Materials – 0.3%
LyondellBasell Industries N.V.*,6	2,000	211,460

See notes to financial statements.

18 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Shares	Value
COMMON STOCKS† – 13.1% (continued)
Utilities – 0.1%
Dominion Energy, Inc.[6]	1,700	$113,152
Total Common Stocks
(Cost $11,358,687)		10,726,552

CONVERTIBLE PREFERRED STOCKS† – 5.6%
Industrial – 2.3%
Belden, Inc. 6.75% due 07/15/19[6]	11,988	1,040,678
Stanley Black & Decker, Inc. 5.38% due 05/15/20[6]	7,733	831,298
Total Industrial		1,871,976

Consumer, Non-cyclical – 1.8%
Becton Dickinson and Co. 6.13% due 05/01/20[6]	14,498	874,954
Bunge Ltd. 4.88%[6,7]	5,813	630,711
Total Consumer, Non-cyclical		1,505,665

Financial – 1.0%
Crown Castle International Corp. 6.88% due 08/01/20[6]	428	438,996
Assurant, Inc. 6.50% due 03/15/21[6]	3,311	349,509
Total Financial		788,505

Energy – 0.5%
Hess Corp. 8.00% due 02/01/19[6]	6,149	402,145
Total Convertible Preferred Stocks
(Cost $4,540,105)		4,568,291

MONEY MARKET FUND† – 5.6%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class 1.62%[1,6]	4,624,289	4,624,289
Total Money Market Fund
(Cost $4,624,289)		4,624,289

	Face
	Amount~
CONVERTIBLE BONDS†† – 77.7%
Industrial – 12.8%
Dycom Industries, Inc.
0.75% due 09/15/21[6]	754,000	930,726
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[6]	750,000	836,812
China Railway Construction Corporation Ltd.
due 01/29/21[2,6]	750,000	804,562
Larsen & Toubro Ltd.
0.67% due 10/22/19[6]	700,000	753,375
Cemex SAB de CV
3.72% due 03/15/20[6]	688,000	709,500

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 77.7% (continued)
Industrial – 12.8% (continued)
Golar LNG Ltd.
2.75% due 02/15/22[6]	600,000	$674,973
Vinci S.A.
0.38% due 02/16/22[6]	600,000	664,575
Greenbrier Companies, Inc.
2.88% due 02/01/24[6]	545,000	589,490
MINEBEA MITSUMI, Inc.
due 08/03/22[2,6]	JPY 50,000,000	572,881
Implenia A.G.
0.50% due 06/30/22[6]	CHF 485,000	543,475
Buzzi Unicem SpA
1.37% due 07/17/19[6]	EUR 300,000	486,965
Shimizu Corp.
due 10/16/20[2,6]	JPY 40,000,000	394,791
BW Group Ltd.
1.75% due 09/10/19[6]	400,000	381,000
Deutsche Post A.G.
0.05% due 06/30/25[6]	EUR 300,000	375,175
MTU Aero Engines A.G.
0.12% due 05/17/23[6]	EUR 200,000	321,102
Safran S.A.
due 12/31/20[2,6]	EUR 247,100	320,240
Arconic, Inc.
1.63% due 10/15/19[6]	292,000	292,089
Airbus SE
due 07/01/22[2,6]	EUR 200,000	290,166
OSG Corp.
due 04/04/22[2,6]	JPY 20,000,000	270,962
CRRC Corporation Ltd.
due 02/05/21[2,6]	250,000	254,937
Total Industrial		10,467,796

Technology – 11.6%
Microchip Technology, Inc.
1.63% due 02/15/27[6]	795,000	898,589
ServiceNow, Inc.
due 06/01/22[2,3,6]	561,000	754,097
STMicroelectronics N.V.
0.25% due 07/03/24[6]	600,000	729,750
Micron Technology, Inc.
3.00% due 11/15/43[6]	451,000	716,218
Citrix Systems, Inc.
0.50% due 04/15/19[6]	459,000	660,038
Integrated Device Technology, Inc.
0.88% due 11/15/22[6]	549,000	593,909

See notes to financial statements.

20 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 77.7% (continued)
Technology – 11.6% (continued)
NXP Semiconductors N.V.
1.00% due 12/01/19[6]	490,000	$581,324
Cypress Semiconductor Corp.
4.50% due 01/15/22[6]	433,000	557,555
Nutanix, Inc.
due 01/15/23[2,3,6]	442,000	548,257
Teradyne, Inc.
1.25% due 12/15/23[6]	446,000	545,219
Lumentum Holdings, Inc.
0.25% due 03/15/24[6]	485,000	541,503
Western Digital Corp.
1.50% due 02/01/24[3,6]	462,000	483,246
ON Semiconductor Corp.
1.63% due 10/15/23[6]	365,000	471,003
ams A.G.
due 03/05/25[2,6]	EUR 400,000	456,757
Advanced Micro Devices, Inc.
2.13% due 09/01/26[6]	226,000	351,275
Guidewire Software, Inc.
1.25% due 03/15/25[6]	304,000	309,100
ASM Pacific Technology Ltd.
2.00% due 03/28/19[6]	HKD 2,000,000	303,571
Total Technology		9,501,411

Financial – 11.5%
Altaba, Inc.
due 12/01/18[2,6]	1,021,000	1,349,217
Poseidon Finance 1 Ltd.
due 02/01/25[2,6]	831,000	871,511
Aurelius SE
1.00% due 12/01/20[6]	EUR 500,000	763,884
IMMOFINANZ A.G.
2.00% due 01/24/24[6]	EUR 500,000	699,849
Forest City Realty Trust, Inc.
4.25% due 08/15/18[6]	616,000	626,603
IH Merger Sub LLC
3.50% due 01/15/22[6]	521,000	592,202
Nexity S.A.
0.13% due 01/01/23[6]	EUR 416,278	533,878
Air Lease Corp.
3.88% due 12/01/18[6]	360,000	524,184
Haitong International Securities Group, Ltd.
due 10/25/21[2,6]	HKD 4,000,000	523,684
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19[6]	EUR 400,000	508,894

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 77.7% (continued)
Financial – 11.5% (continued)
AYC Finance Ltd.
0.50% due 05/02/19[6]	470,000	$493,500
Starwood Property Trust, Inc.
4.00% due 01/15/19[6]	421,000	452,661
LEG Immobilien A.G.
0.50% due 07/01/21[6]	EUR 200,000	431,025
PRA Group, Inc.
3.00% due 08/01/20[6]	400,000	384,750
Deutsche Bank A.G.
1.00% due 05/01/23[6]	361,000	362,332
BofA Finance LLC
0.25% due 05/01/23[6]	284,000	279,039
Total Financial		9,397,213

Consumer, Cyclical – 11.0%
LGI Homes, Inc.
4.25% due 11/15/19[6]	300,000	964,263
Zhongsheng Group
due 10/25/18[2,6]	HKD 6,000,000	869,047
Harvest International Co.
due 11/21/22[2,6]	HKD 6,000,000	817,061
Suzuki Motor Corp.
due 03/31/23[2,6]	JPY 50,000,000	668,837
Sony Corp.
due 09/30/22[2,6]	JPY 56,000,000	660,818
China Lodging Group Ltd.
0.38% due 11/01/22[3,6]	596,000	643,429
Valeo S.A.
due 06/16/21[2,6]	600,000	619,350
ANA Holdings, Inc.
due 09/19/24[2,6]	JPY 60,000,000	577,108
NH Hotel Group SA
4.00% due 11/08/18[6]	EUR 300,000	479,919
Navistar International Corp.
4.75% due 04/15/19[6]	437,000	450,555
NHK Spring Co. Ltd.
due 09/20/19[2,6]	400,000	435,500
Cie Generale des Etablissements Michelin
due 01/10/22[2,6]	400,000	412,067
Tesla, Inc.
0.25% due 03/01/19[6]	394,000	406,187
LVMH Moet Hennessy Louis Vuitton SE
due 02/16/21[2,6]	1,145	403,469

See notes to financial statements.

22 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 77.7% (continued)
Consumer, Cyclical – 11.0% (continued)
Live Nation Entertainment, Inc.
2.50% due 03/15/23[3,6]	300,000	$296,853
Meritor, Inc.
3.25% due 10/15/37[3,6]	260,000	258,817
Total Consumer, Cyclical		8,963,280

Communications – 10.3%
Liberty Media Corp.
1.38% due 10/15/23[6]	643,000	740,800
2.25% due 09/30/46[6]	280,000	294,825
Booking Holdings, Inc.
0.90% due 09/15/21[6]	494,000	625,552
0.35% due 06/15/20[6]	189,000	316,469
Inmarsat plc
3.88% due 09/09/23[6]	800,000	837,000
Ctrip.com International Ltd.
1.00% due 07/01/20[6]	584,000	604,849
DISH Network Corp.
3.38% due 08/15/26[6]	639,000	581,504
Liberty Expedia Holdings, Inc.
1.00% due 06/30/47[3,6]	558,000	547,188
Weibo Corp.
1.25% due 11/15/22[3,6]	407,000	461,864
SBI Holdings, Inc.
due 09/14/22[2,6]	JPY 30,000,000	454,626
CyberAgent, Inc.
due 02/19/25[2,6]	JPY 40,000,000	440,028
Ciena Corp.
4.00% due 12/15/20[6]	300,000	421,718
Etsy, Inc.
due 03/01/23[2,3,6]	355,000	386,728
Liberty Interactive LLC
1.75% due 09/30/46[3,6]	366,000	384,666
IAC FinanceCo, Inc.
0.88% due 10/01/22[3,6]	300,000	368,105
Zendesk, Inc.
0.25% due 03/15/23[3,6]	326,000	338,355
Okta, Inc.
0.25% due 02/15/23[3,6]	278,000	319,430
Proofpoint, Inc.
0.75% due 06/15/20[6]	197,000	298,216
Total Communications		8,421,923

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 77.7% (continued)
Consumer, Non-cyclical – 10.2%
Euronet Worldwide, Inc.
1.50% due 10/01/44[6]	639,000	$759,702
Jazz Investments I Ltd.
1.88% due 08/15/21[6]	400,000	418,772
1.50% due 08/15/24[3,6]	280,000	277,248
Nevro Corp.
1.75% due 06/01/21[6]	518,000	606,853
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[6]	532,000	599,800
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[6]	588,000	588,071
Exact Sciences Corp.
1.00% due 01/15/25[6]	601,000	587,477
Bayer A.G.
0.05% due 06/15/20[6]	EUR 400,000	563,021
NuVasive, Inc.
2.25% due 03/15/21[6]	496,000	548,390
Bayer Capital Corporation B.V.
5.63% due 11/22/19[6]	EUR 400,000	521,701
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[6]	397,000	514,311
Qiagen N.V.
0.87% due 03/19/21[6]	400,000	502,500
Nipro Corp.
due 01/29/21[2,6]	JPY 40,000,000	429,061
Wright Medical Group, Inc.
2.00% due 02/15/20[6]	311,000	314,110
Terumo Corp.
due 12/06/21[2,6]	JPY 20,000,000	294,951
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[3,6]	218,000	279,811
Clovis Oncology, Inc.
2.50% due 09/15/21[6]	250,000	270,504
Insulet Corp.
1.38% due 11/15/24[3,6]	216,000	244,890
Cardtronics, Inc.
1.00% due 12/01/20[6]	50,000	47,125
Total Consumer, Non-cyclical		8,368,298

Energy – 5.3%
Technip S.A.
0.88% due 01/25/21[6]	EUR 500,000	723,409
Weatherford International Ltd.
5.88% due 07/01/21[6]	700,000	666,920

See notes to financial statements.

24 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 77.7% (continued)
Energy – 5.3% (continued)
Kunlun Energy Company Ltd.
1.63% due 07/25/19[6]	CNY 4,000,000	$661,949
RAG-Stiftung
due 03/16/23[2,6]	EUR 500,000	641,131
Oasis Petroleum, Inc.
2.63% due 09/15/23[6]	445,000	525,189
PDC Energy, Inc.
1.13% due 09/15/21[6]	481,000	483,838
Chesapeake Energy Corp.
5.50% due 09/15/26[6]	545,000	478,837
Whiting Petroleum Corp.
1.25% due 04/01/20[6]	160,000	153,201
Total Energy		4,334,474

Basic Materials – 2.8%
Kansai Paint Co., Ltd.
due 06/17/19[2,6]	JPY 60,000,000	577,108
Mitsubishi Chemical Holdings Corp.
due 03/29/24[2,6]	JPY 50,000,000	498,629
APERAM S.A.
0.63% due 07/08/21[6]	400,000	496,500
Toray Industries, Inc.
due 08/30/19[2,6]	JPY 40,000,000	433,173
Osisko Gold Royalties Ltd.
4.00% due 12/31/22[6]	CAD 400,000	308,905
Total Basic Materials		2,314,315

Utilities – 2.2%
CenterPoint Energy, Inc.
3.40% due 09/15/29[4,6]	11,046	716,333
China Yangtze Power International BVI 1 Ltd.
due 11/09/21[2,6]	400,000	475,500
China Yangtze Power International BVI 2 Ltd.
due 11/09/21[2,6]	EUR 225,000	308,204
South Jersey Industries, Inc.
7.25% due 04/15/21[6]	5,600	293,944
Total Utilities		1,793,981
Total Convertible Bonds
(Cost $59,526,491)		63,562,691

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 39.7%
Consumer, Cyclical – 10.1%
GameStop Corp.
6.75% due 03/15/21[3,6]	737,000	$749,898
Vista Outdoor, Inc.
5.88% due 10/01/23[6]	562,000	526,875
Staples, Inc.
8.50% due 09/15/25[3,6]	445,000	417,187
Scientific Games International, Inc.
10.00% due 12/01/22[6]	329,000	355,830
5.00% due 10/15/25[3,6]	61,000	59,075
Dollar Tree, Inc.
5.75% due 03/01/23[6]	376,000	392,337
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[3,6]	332,000	344,450
William Carter Co.
5.25% due 08/15/21[6]	321,000	326,818
Mattamy Group Corp.
6.88% due 12/15/23[3,6]	193,000	199,272
6.50% due 10/01/25[3,6]	121,000	121,303
Hanesbrands, Inc.
4.63% due 05/15/24[3,6]	324,000	314,280
Six Flags Entertainment Corp.
5.50% due 04/15/27[3,6]	172,000	171,140
4.88% due 07/31/24[3,6]	145,000	142,056
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[3,6]	299,000	310,960
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
4.38% due 06/15/19[6]	308,000	309,925
Delphi Technologies plc
5.00% due 10/01/25[3,6]	301,000	290,277
Scotts Miracle-Gro Co.
6.00% due 10/15/23[6]	271,000	284,829
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC
7.50% due 05/01/25[3]	150,000	154,125
5.38% due 05/01/23[3]	EUR 100,000	123,840
Goodyear Tire & Rubber Co.
5.13% due 11/15/23[6]	271,000	270,323
Wolverine World Wide, Inc.
5.00% due 09/01/26[3,6]	281,000	269,409
Churchill Downs, Inc.
4.75% due 01/15/28[3,6]	282,000	267,195
Navistar International Corp.
6.63% due 11/01/25[3,6]	250,000	260,625
Speedway Motorsports, Inc.
5.13% due 02/01/23[6]	259,000	258,353

See notes to financial statements.

26 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 39.7% (continued)
Consumer, Cyclical – 10.1% (continued)
National CineMedia LLC
6.00% due 04/15/22[6]	248,000	$252,960
American Greetings Corp.
8.75% due 04/15/25[3,6]	243,000	221,738
Carlson Travel, Inc.
9.50% due 12/15/24[3,6]	243,000	220,523
Caesars Resort Collection LLC / CRC Finco, Inc.
5.25% due 10/15/25[3,6]	162,000	155,115
Beacon Roofing Supply, Inc.
4.88% due 11/01/25[3,6]	161,000	152,950
Suburban Propane Partners, LP / Suburban Energy Finance Corp.
5.50% due 06/01/24[6]	146,000	141,255
Levi Strauss & Co.
5.00% due 05/01/25[6]	119,000	120,190
American Axle & Manufacturing, Inc.
6.25% due 03/15/26[6]	103,000	102,227
Total Consumer, Cyclical		8,287,340

Consumer, Non-cyclical – 6.7%
Valeant Pharmaceuticals International, Inc.
5.88% due 05/15/23[3,6]	522,000	481,545
6.13% due 04/15/25[3,6]	475,000	430,217
HCA, Inc.
5.25% due 04/15/25[6]	575,000	583,625
6.50% due 02/15/20[6]	241,000	252,447
Spectrum Brands, Inc.
5.75% due 07/15/25[6]	402,000	403,628
Encompass Health Corp.
5.75% due 09/15/25[6]	354,000	363,735
Cardtronics Incorporated / Cardtronics USA, Inc.
5.50% due 05/01/25[3,6]	381,000	355,282
United Rentals North America, Inc.
5.50% due 05/15/27[6]	342,000	341,145
Tenet Healthcare Corp.
4.63% due 07/15/24[3,6]	339,000	328,440
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[3,6]	304,000	303,240
Land O'Lakes Capital Trust I
7.45% due 03/15/28[3,6]	250,000	285,000
Pilgrim's Pride Corp.
5.75% due 03/15/25[3,6]	241,000	236,180
Sotheby's
4.88% due 12/15/25[3,6]	241,000	233,168

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 39.7% (continued)
Consumer, Non-cyclical – 6.7% (continued)
Greatbatch Ltd.
9.13% due 11/01/23[3,6]	209,000	$226,242
DaVita, Inc.
5.00% due 05/01/25[6]	193,000	183,389
Molina Healthcare, Inc.
5.38% due 11/15/22[6]	180,000	180,900
Central Garden & Pet Co.
6.13% due 11/15/23[6]	133,000	139,318
Charles River Laboratories International, Inc.
5.50% due 04/01/26[3,6]	90,000	91,773
Revlon Consumer Products Corp.
6.25% due 08/01/24[6]	96,000	58,080
Land O' Lakes, Inc.
6.00% due 11/15/22[3,6]	26,000	28,074
Total Consumer, Non-cyclical		5,505,428

Energy – 5.2%
PDC Energy, Inc.
5.75% due 05/15/26[3,6]	280,000	282,450
6.13% due 09/15/24[6]	114,000	117,420
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[3,6]	363,000	368,445
SESI LLC
7.75% due 09/15/24[3,6]	321,000	333,038
Diamondback Energy, Inc.
4.75% due 11/01/24[6]	323,000	322,499
WPX Energy, Inc.
5.25% due 09/15/24[6]	318,000	321,975
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.25% due 05/15/26[6]	321,000	307,358
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[6]	281,000	292,240
Continental Resources, Inc.
5.00% due 09/15/22[6]	281,000	286,269
CNX Resources Corp.
8.00% due 04/01/23[6]	269,000	283,122
Oasis Petroleum, Inc.
6.25% due 05/01/26[3]	280,000	281,050
Parkland Fuel Corp.
6.00% due 04/01/26[3,6]	241,000	241,603
Nabors Industries, Inc.
5.75% due 02/01/25[3,6]	243,000	230,546
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27[6]	230,000	225,112

See notes to financial statements.

28 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 39.7% (continued)
Energy – 5.2% (continued)
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[6]	146,000	$148,190
CONSOL Energy, Inc.
11.00% due 11/15/25[3,6]	136,000	143,140
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[3]	50,000	52,875
Total Energy		4,237,332

Communications – 4.9%
Sprint Corp.
7.88% due 09/15/23[6]	333,000	357,975
7.63% due 02/15/25[6]	326,000	343,930
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91% due 07/23/25[6]	521,000	530,150
CommScope, Inc.
5.50% due 06/15/24[3,6]	500,000	510,625
CBS Radio, Inc.
7.25% due 11/01/24[3,6]	375,000	382,500
CenturyLink, Inc.
6.75% due 12/01/23[6]	335,000	334,162
Sirius XM Radio, Inc.
5.38% due 07/15/26[3,6]	328,000	323,080
Hughes Satellite Systems Corp.
6.50% due 06/15/19[6]	264,000	272,910
Inmarsat Finance plc
6.50% due 10/01/24[3,6]	200,000	196,500
Frontier Communications Corp.
7.63% due 04/15/24[6]	281,000	186,163
CB Escrow Corp.
8.00% due 10/15/25[3,6]	161,000	153,755
DISH DBS Corp.
7.75% due 07/01/26[6]	148,000	135,143
Tribune Media Co.
5.88% due 07/15/22[6]	130,000	132,275
Altice France S.A.
7.38% due 05/01/26[3,6]	130,000	126,425
Total Communications		3,985,593

Basic Materials – 4.6%
Commercial Metals Co.
5.75% due 04/15/26[3]	364,000	365,365
4.88% due 05/15/23[6]	320,000	316,826
NOVA Chemicals Corp.
5.00% due 05/01/25[3,6]	390,000	376,350

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 39.7% (continued)
Basic Materials – 4.6% (continued)
TPC Group, Inc.
8.75% due 12/15/20[3,6]	370,000	$370,000
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[3,6]	308,000	321,860
FMG Resources August 2006 Pty Ltd.
5.13% due 05/15/24[3,6]	295,000	292,419
9.75% due 03/01/22[3,6]	24,738	27,277
First Quantum Minerals Ltd.
6.88% due 03/01/26[3,6]	320,000	304,800
Compass Minerals International, Inc.
4.88% due 07/15/24[3,6]	307,000	297,022
Alcoa Nederland Holding B.V.
6.75% due 09/30/24[3,6]	247,000	266,145
AK Steel Corp.
7.50% due 07/15/23	200,000	211,000
Tronox Finance plc
5.75% due 10/01/25[3,6]	181,000	176,475
Kaiser Aluminum Corp.
5.88% due 05/15/24[6]	165,000	170,363
Tronox, Inc.
6.50% due 04/15/26[3,6]	166,000	165,170
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[3,6]	95,000	105,331
Total Basic Materials		3,766,403

Industrial – 4.1%
MasTec, Inc.
4.88% due 03/15/23[6]	483,000	481,937
Energizer Holdings, Inc.
5.50% due 06/15/25[3,6]	415,000	412,925
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3,6]	370,000	382,950
TransDigm, Inc.
6.38% due 06/15/26[6]	378,000	380,835
Ball Corp.
4.38% due 12/15/20[6]	160,000	163,200
4.88% due 03/15/26[6]	160,000	160,000
Louisiana-Pacific Corp.
4.88% due 09/15/24[6]	311,000	309,445
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[3,6]	336,000	273,840
CNH Industrial Capital LLC
3.38% due 07/15/19[6]	271,000	272,355
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[3,6]	330,000	251,213

See notes to financial statements.

30 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 39.7% (continued)
Industrial – 4.1% (continued)
Xerium Technologies, Inc.
9.50% due 08/15/21[6]	181,000	$189,145
Jeld-Wen, Inc.
4.63% due 12/15/25[3,6]	20,000	19,200
4.88% due 12/15/27[3,6]	20,000	18,900
Apergy Corp.
6.38% due 05/01/26[3]	20,000	20,325
Total Industrial		3,336,270

Technology – 2.6%
First Data Corp.
5.38% due 08/15/23[3,6]	542,000	554,086
West Corp.
8.50% due 10/15/25[3,6]	420,000	407,400
Seagate HDD Cayman
4.75% due 01/01/25[6]	399,000	387,680
Qorvo, Inc.
6.75% due 12/01/23[6]	275,000	293,219
Dell, Inc.
5.88% due 06/15/19[6]	246,000	252,458
NCR Corp.
5.00% due 07/15/22[6]	250,000	249,375
Total Technology		2,144,218

Financial – 1.2%
Credit Acceptance Corp.
7.38% due 03/15/23[6]	312,000	327,600
Radian Group, Inc.
7.00% due 03/15/21[6]	241,000	258,774
Navient Corp.
5.50% due 01/15/19[6]	237,000	240,911
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3,6]	162,000	161,546
Total Financial		988,831

Utilities – 0.3%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[6]	275,000	266,062
Total Corporate Bonds
(Cost $32,692,600)		32,517,477

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 1.0%
Consumer, Cyclical – 0.6%
PetSmart, Inc.
5.35% (3 Month USD LIBOR + 3.00%) due 03/11/22	430,345	$338,180
Intrawest Resort Holdings.
5.61% (3 Month USD LIBOR + 3.00%) due 07/31/24	164,288	164,904
Total Consumer, Cyclical		503,084
Communications – 0.4%
Sprint Communications, Inc.
4.43% (3 Month USD LIBOR + 2.50%) due 02/02/24	324,720	325,938
Total Senior Floating Rate Interests
(Cost $921,603)		829,022
Total Investments – 142.7%
(Cost $113,663,775)		$116,828,322
Other Assets & Liabilities, net – (42.7)%		(34,987,055)
Total Net Assets – 100.0%		$$81,841,267

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Net Unrealized
	Contracts		Settlement	Settlement	Value at	Appreciation/
Counterparty	to Sell	Currency	Date	Value	April 30, 2018	(Depreciation)
Bank of New York Mellon	737,270,000	JPY	06/14/18	$6,960,144	$6,758,997	$201,147
Bank of New York Mellon	7,211,000	EUR	06/14/18	8,925,055	8,742,983	182,072
Bank of New York Mellon	536,000	CHF	06/14/18	568,338	543,625	24,713
Bank of New York Mellon	505,000	CAD	06/14/18	394,254	394,353	(99)
						$407,833
						Net Unrealized
	Contracts		Settlement	Settlement	Value at	Appreciation/
Counterparty	to Buy	Currency	Date	Value	April 30, 2018	(Depreciation)
Bank of New York Mellon	100,000	CAD	06/14/18	$76,552	$78,090	$1,538
Bank of New York Mellon	196,360	EUR	06/14/18	241,501	238,076	(3,425)
Bank of New York Mellon	53,365,100	JPY	06/14/18	500,788	489,230	(11,558)
						$(13,445)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	Rate indicated is the 7 day yield as of April 30, 2018.
2	Zero coupon rate security.
See notes to financial statements.

32 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $23,734,195 (cost $23,265,716), or 29.0% of total net assets.

4	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
5
Variable rate security. Rate indicated is the rate effective at April 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

6	All or a portion of these securities have been physically segregated or earmarked in connection with borrowings. As of April 30, 2018, the total value of the positions segregated was $115,678,414.
7	Perpetual maturity.

plc LIBOR CAD CHF EUR HKD JPY	Public Limited Company London Interbank Offered Rate Canadian Dollar Swiss Franc Euro Hong Kong Dollar Japanese Yen

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund's investments at April 30, 2018 (See Note 2 in the Notes to Financial Statements):

		Level 2		Level 3
	Level 1	Significant		Significant
Investments in	Quoted	Observable	Level 2 –	Unobservable
Securities (Assets)	Prices	Inputs	Other*	Inputs	Total
Common Stocks	$10,726,552	$—	$—	$—	$10,726,552
Convertible Bonds	—	63,562,691	—	—	63,562,691
Convertible Preferred Stocks	4,568,291	—	—	—	4,568,291
Corporate Bonds	—	32,517,477	—	—	32,517,477
Forward Foreign Currency
Exchange Contracts	—	—	409,470	—	409,470
Money Market Fund	4,624,289	—	—	—	4,624,289
Senior Floating Rate Interests	—	829,022	—	—	829,022
Total Assets	$19,919,132	$96,909,190	$409,470	$—	$117,237,792

		Level 2		Level 3
	Level 1	Significant		Significant
Investments in	Quoted	Observable	Level 2 –	Unobservable
Securities (Liabilities)	Prices	Inputs	Other*	Inputs	Total
Forward Foreign Currency
Exchange Contracts	$—	$—	$15,082	$—	$15,082
* These amounts are reported as unrealized gain/(loss) as of April 30, 2018.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.
See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

The Fund did not hold any Level 3 securities during the period ended April 30, 2018.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended April 30, 2018, there were no transfers between levels.

34 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2018

ASSETS:
Investments, at value (cost $113,663,775)	$116,828,322
Cash	23,328
Unrealized appreciation on forward foreign currency exchange contracts	409,470
Receivables:
Interest	707,651
Investments sold	637,303
Dividends	57,162
Tax reclaims	21,624
Other assets	5,177
Total assets	118,690,037
LIABILITIES:
Borrowings	35,000,000
Interest due on borrowings	124,427
Unrealized depreciation on forward foreign currency exchange contracts	15,082
Payable for:
Investments purchased	1,495,727
Investment management fees	49,084
Investment advisory fees	47,159
Professional fees	47,236
Other fees	70,055
Total liabilities	36,848,770
NET ASSETS	$81,841,267
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares
authorized, 9,182,041 shares issued and outstanding	$9,182
Additional paid-in capital	87,589,558
Distributions in excess of net investment income	(4,846,543)
Accumulated net realized loss on investments, written options, swap agreements, forward foreign currency exchange
contracts and foreign currency transactions	(4,471,130)
Net unrealized appreciation on investments, written options, swap agreements, forward foreign currency exchange
contracts and foreign currency translations	3,560,200
NET ASSETS	$81,841,267
Shares outstanding ($0.001 par value with unlimited amount authorized)	9,182,041
Net asset value, offering price and redemption price per share	$8.91

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 35

STATEMENT OF OPERATIONS (Unaudited)	April 30, 2018

INVESTMENT INCOME:
Interest, net of foreign taxes withheld $2,109	$1,619,594
Dividends	289,849
Total investment income	1,909,443
EXPENSES:
Interest expense	544,142
Investment management fees	301,557
Investment advisory fees	289,732
Professional fees	133,414
Trustees’ fees and expenses*	82,147
Fund accounting fees	23,086
Printing fees	20,748
Administration fees	16,260
NYSE listing fees	11,765
Transfer agent fees	8,560
Custodian fees	4,555
Insurance	766
Other expenses	3,584
Total expenses	1,440,316
Net investment income	469,127
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,861,062
Foreign currency transactions	131,857
Forward foreign currency exchange contracts	(333,272)
Purchased options	(35,066)
Written options	(813)
Net realized gain	1,623,768
Net change in unrealized appreciation (depreciation) on:
Investments	(2,969,513)
Foreign currency translations	(12,766)
Forward foreign currency exchange contracts	(172,512)
Net change in unrealized appreciation (depreciation)	(3,154,791)
Net realized and unrealized loss	(1,531,023)
Net decrease in net assets resulting from operations	$(1,061,896)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

36 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2018

	Period Ended
	April 30, 2018	Year Ended
	(Unaudited)	October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$469,127	$2,099,199
Net realized gain on investments, written options, swap
agreements, foreign currency transactions and forward
foreign currency exchange contracts	1,623,768	4,627,939
Net change in unrealized appreciation (depreciation)
on investments, written options, swap agreements,
foreign currency translations and forward foreign currency
exchange contracts	(3,154,791)	6,328,213
Net increase (decrease) in net assets resulting from operations	(1,061,896)	13,055,351
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,856,456)	(2,435,261)
Return of capital	—	(8,062,873)
Total distributions	(3,856,456)	(10,498,134)
SHAREHOLDER TRANSACTIONS:
Cost of shares redeemed through tender offer	—	(40,466,152)
Net decrease in net assets	(4,918,352)	(37,908,935)
NET ASSETS:
Beginning of period	86,759,619	124,668,554
End of period	$81,841,267	$86,759,619
Distributions in excess of net investment income at end of period	$(4,846,543)	$(1,459,214)

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 37

STATEMENT OF CASH FLOWS (Unaudited)	April 30, 2018
For the Period Ended April 30, 2018
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(1,061,896)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	2,969,513
Net change in unrealized (appreciation) depreciation on foreign
currency translations	12,766
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	172,512
Net realized gain on investments	(1,861,062)
Net realized loss on purchased options	35,066
Net realized loss on written options	813
Premiums received on written options	239,900
Cost of closing written options	(275,779)
Purchase of long-term investments	(73,531,719)
Proceeds from sale of long-term investments	77,011,450
Net proceeds (purchases) from sale of short-term investments	779,354
Net accretion of bond discount and amortization of bond premium	3,478
Decrease in investments sold receivable	138,272
Decrease in interest receivable	96,762
Decrease in dividends receivable	14,421
Increase in tax reclaims receivable	(1,558)
Decrease in other assets	442
Decrease in investments purchased payable	(1,310,579)
Decrease in professional fees payable	(74,902)
Decrease in investment management fees payable	(3,481)
Decrease in investment advisory fees payable	(3,345)
Increase in interest due on borrowings	117,127
Increase in other fees payable	6,670
Net Cash Provided by Operating and Investing Activities	3,474,225
Cash Flows From Financing Activities:
Distributions to common shareholders	(3,856,456)
Proceeds from margin loan	35,000,000
Payment on margin loan	(35,000,000)
Net Cash Used in Financing Activities	(3,856,456)
Net Decrease in Cash	(382,231)
Cash at Beginning of Period (including foreign currency)	405,559
Cash at End of Period	$23,328
Supplement Disclosure of Cash Flow Information:
Cash paid during the period for interest	$427,015

See notes to financial statements.

38 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2018

	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	April 30, 2018		October 31,	October 31,	October 31,	October 31,		October 31,
	(Unaudited)		2017	2016	2015	2014		2013
Per Share Data:
Net asset value, beginning of period	$9.45		$9.16	$10.06	$10.87	$11.50		$10.60
Income from investment operations:
Net investment income(a)	0.05		0.17	0.26	0.21	0.21		0.23
Net gain (loss) on investments (realized and unrealized)	(0.17)		0.89	(0.32)	(0.18)	—*		1.51
Total from investment operations	(0.12)		1.06	(0.06)	0.03	0.21		1.74
Less distributions from:
Net investment income	(0.42)		(0.19)	(0.23)	(0.41)	(0.84)		(0.84)
Return of capital	—		(0.65)	(0.61)	(0.43)	—*		—
Total distributions to shareholders	(0.42)		(0.84)	(0.84)	(0.84)	(0.84)		(0.84)
Increase resulting from tender offer and repurchase of common shares
(Note 8)	—		0.07	—	—	—		—
Net asset value, end of period	$8.91		$9.45	$9.16	$10.06	$10.87		$11.50
Market value, end of period	$7.96		$8.65	$8.16	$8.85	$9.51		$10.03
Total Return(b)
Net asset value	(1.32%)		12.87%	(0.37%)	0.13%	1.58%		17.10%
Market value	(3.14%)		16.91%	1.95%	1.97%	2.90%		15.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$81,841		$86,760	$124,669	$136,783	$147,821		$156,387
Ratio to average net assets of:
Net investment income	1.12	%(d)	1.84%	2.85%	1.95%	1.86%		2.05%
Total expenses(c)	3.45	%(d)	2.87%	2.62%	2.17%	2.10	%(e)	2.18	%(e)
Portfolio turnover rate	64%		100%	93%	138%	344%		321%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$35,000		$35,000	$50,000	$50,000	$50,000		$50,000
Asset Coverage per $1,000 of indebtedness(f)	$3,338		$3,479	$3,493	$3,736	$3,956		$4,128

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS continued	April 30, 2018

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)	Excluding interest expense, the operating expense ratio for the period ended April 30, 2018 and the years ended October 31, would be:

Period ended
April 30,		Year ended October 31,
2018	2017	2016	2015	2014	2013
2.15%	2.06%	1.98%	1.74%	1.71%	1.76%

(d)	Annualized.
(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.05% and 0.03% for the years ended October 31, 2014 and 2013, respectively.

(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
*	Less than $0.01.
See notes to financial statements.

40 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2018

Note 1 – Organization:
Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of over-the-counter

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

(“OTC”) swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of April 30, 2018.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g., quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves).
Level 3 – significant unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair value).
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.
Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. OTC derivative contracts including forward foreign currency exchange contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.
(d) Due from Broker
Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand can be pledged with a broker for current or potential holdings, which may include options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
As of April 30, 2018, there was no restricted cash.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations on the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on Purchased Options on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as Written options, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swap agreements on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included in realized gain (loss) on forward foreign currency exchange contracts on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically term loans are valued by independent pricing services using broker quotes.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.
(m) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(n) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), and provides personnel. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any). Please see note 10 on page 57 for more information on the Investment Adviser’s fee.
Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
Under a Fund Administration Agreement with the Fund, MUFG Investor Services (US), LLC (“MUIS”) provides various administrative and financial reporting services for the Fund. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
As of April 30, 2018, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes are as follows:
Cost of	Gross Tax	Gross Tax	Net Tax Unrealized
Investments for	Unrealized	Unrealized	Appreciation
Tax Purposes	Appreciation	Depreciation	on Investments
$114,007,145	$5,898,479	$(2,682,914)	$3,215,565

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.
As of October 31, 2017 (the most recent fiscal year end for federal income tax purposes), tax components of accumulated earnings/ losses (excluding paid-in capital) on a tax basis were as follows:
Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$ –	$(5,720,015)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.
At October 31, 2017 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.
		Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$4,290,592	$1,429,423	$5,720,015

For the year ended October 31, 2017 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, was $2,435,261 of ordinary income and $8,062,873 of return of capital.

50 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the period ended April 30, 2018, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $73,531,719 and $77,018,577, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
As of April 30, 2018, there were no call or put options outstanding.
(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on forward foreign currency exchange contracts.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.

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Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if any.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
As of April 30, 2018, there were no swap agreements outstanding.
(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2018.
Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$409	exchange contracts	$15
Total		$409		$$15

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

The following table presents the effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:
Effect of Derivative Instruments on the Statement of Operations: (amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives
			Forward
			Foreign
Derivatives not			Currency
accounted for as	Written	Purchased	Exchange
hedging instruments	Options	Options	Contracts	Total
Equity risk	$(1)	$(35)	$ —	$ (36)
Foreign exchange risk	—	—	(333)	(333)
Total	$(1)	$(35)	$(333)	$(369)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward
Foreign
Derivatives not	Currency
accounted for as	Exchange
hedging instruments	Contracts	Total
Foreign exchange risk	$(173)	$(173)

Derivative Volume
Options Contracts:
Quarterly Average Outstanding Notional Amount of Written Options	$_*
Quarterly Average Outstanding Notional Amount of Purchased Options	$_*
Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$1,726,814
Quarterly Average Outstanding Settlement Value Sold	$18,081,291

*
Options contracts were outstanding for 37 days during the period ended April 30, 2018. The daily average outstanding notional amount of options during the period was $165,122 for Written Options and $60,796 for Purchased Options.

The Fund’s derivatives contracts held at April 30, 2018 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.
			Gross	Net Amounts
			Amounts	of Assets	Gross Amounts Not
		Gross	Offset in the	Presented in	Offset in the Statement
		Amounts	Statement	the Statement	of Assets and Liabilities
	Investment	of Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of New	Forward	$409,470	$ —	$409,470	$(15,082)	$ —	$394,388
York Mellon	Foreign Currency
Exchange Contract

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

			Gross	Net Amounts
			Amounts	of Liabilities	Gross Amounts Not
		Gross	Offset in the	Presented in	Offset in the Statement
		Amounts of	Statement	the Statement	of Assets and Liabilities
	Investment	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Bank of New	Forward	$15,082	$ —	$15,082	$(15,082)	$ —	$ —
York Mellon	Foreign Currency
Exchange Contract

Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 9,182,041 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the period ended April 30, 2018 or the year ended October 31, 2017.
Transactions in common shares were as follows:
	Period Ended	Year Ended
	April 30, 2018	October 31, 2017
Beginning shares	9,182,041	13,603,025
Common shares redeemed through tender offer	—	(4,420,984)
Ending shares	9,182,041	9,182,041

Tender Offer
On June 12, 2017, the Fund commenced a tender offer to purchase for cash up to 4,420,984 (approximately 32.5%) of the Fund’s outstanding common shares at a price per share equal to 98% of the Fund’s NAV, as of the business day immediately following the expiration of the tender offer. The tender offer expired on July 11, 2017.
A total of 7,334,932 shares were duly tendered and not withdrawn. Because the number of shares tendered exceeded 4,420,984 shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 60% of shares for each shareholder who properly tendered shares were accepted for payment. The purchase price of properly tendered shares was $9.1532 per share. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding. The Fund accepted 4,420,984 shares for payment. Final payment was made on July 17, 2017 in an aggregate amount equal to $40,466,152.
Note 9 – Borrowings:
On December 30, 2009, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) in which the Fund paid a monthly financing charge based on the 3-month LIBOR plus 0.95%. The commitment amount of the credit agreement was $50,000,000. The Fund paid a fee of 0.85% per annum on the unused portion of the credit agreement. The credit agreement also permitted, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continued to receive dividends and interest on rehypothecated securities. The

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Fund also received a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. During the period ended April 30, 2018, the Fund earned $8,351 in fees from rehypothecated securities.
On February 9, 2018, the Fund terminated its $50,000,000 credit agreement with BNPP and simultaneously entered into a new $35,000,000 credit agreements with Société Générale. The terms of the $35,000,000 credit agreement consists of the following: a $14,000,000 loan commitment which matures on December 15, 2020 in which the Fund pays a fixed financing charge of 3.83% per annum; a $14,000,000 loan commitment which matures on December 15, 2022 in which the Fund pays a fixed financing charge of 4.30% per annum; and a $7,000,000 floating rate loan commitment with a rolling 175-day maturity date which expires no later than December 15, 2020 in which the Fund pays a floating finance charge calculated based on the 3-month LIBOR rate plus 0.85% per annum.
As of April 30, 2018, there was $35,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended April 30, 2018 was $35,000,000 with a related average interest rate of 3.63%. The maximum amount outstanding during the period was $35,000,000.
As of April 30, 2018, the total amount of securities segregated in connection with borrowings was $115,678,414.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.
The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Subsequent Events:
Previously, the Boards of Trustees of Advent Claymore Convertible Securities and Income Fund II (“AGC”), Advent/Claymore Enhanced Growth & Income Fund (“LCM”) and Advent Claymore Convertible Securities and Income Fund (“AVK”) approved the merger of each of AGC and LCM with and into AVK (the “Mergers”). On May 21, 2018 each of AGC and LCM entered into a separate Agreement and Plan of Merger with AVK. Accordingly, at the Joint Annual Meeting of Shareholders to

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

be held on July 20, 2018, shareholders of each of AGC, LCM and AVK will be asked to vote to approve the Mergers.
Subject to the necessary shareholder approvals, it is anticipated that the Mergers will occur in the third quarter of 2018. Upon completion of the Mergers, each of AGC and LCM will merge directly with and into AVK, and shareholders of each of AGC and LCM will become shareholders of AVK and will receive AVK shares, the aggregate net asset value (NAV) (not the market value) of which will equal the aggregate NAV (not the market value) of the shares of AGC or LCM, as applicable, held immediately prior to the Mergers, less merger costs. Approval of the merger of AGC into AVK is not contingent upon approval of LCM into AVK, and likewise, approval of the merger of LCM into AVK is not contingent upon approval of AGC into AVK. In the event the Mergers are consummated, the combined fund will operate pursuant to the investment policies of AVK.
Advent Capital Management, LLC (“Advent”) serves as investment adviser to AVK and investment manager to AGC and LCM. Advent is responsible for the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund. Guggenheim Funds Distributors, LLC (“GFD”) serves as servicing agent to AVK. Guggenheim Funds Investment Advisers, LLC (“GFIA”), an affiliate of GFD, serves as investment adviser to AGC and LCM. In light of the proposed Mergers, effective as of June 19, 2018, GFIA has agreed to voluntarily waive a portion of the advisory fee for each of AGC and LCM. The advisory fee for each of AGC and LCM, after giving effect to such waiver, is 0.30% of the Fund's Managed Assets. Such waiver will remain in place until the closing of the Mergers. After the Mergers, Advent will continue in its current role as investment adviser to AVK with respect to the combined fund and GFD will continue in its current role as servicing agent to AVK with respect to the combined fund.
More information regarding the proposed Mergers is provided in the Joint Proxy Statement/Prospectus that was filed on May 29, 2018 with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov).
On May 1, 2018, the Fund declared a quarterly distribution of $0.2100 per common share. The distribution is payable on May 31, 2018 to shareholders of record on May 15, 2018.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

58 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	April 30, 2018

Federal Income Tax Information
In January 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:
Number of
Funds in
Name, Address,	Term of		Fund
Year of Birth and	Office* and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Registrant	Time Served	the Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes++	Since 2005	Current: Private Investor (2001-present).	51	Current: Trustee, Purpose Investments
Year of birth: 1951				Funds (2014-present).
Trustee		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President,
Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and
New Business Development of PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Little Sprouts, LLC (2015-present);
Year of birth: 1960				Harlem Lacrosse & Leadership, Inc.
Trustee		Former: Managing Director and Co-head of the Merchant Banking Group at BNY		(2014-present); Bendon Publishing
		Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate		International (2012-present); Antenna
		Banking at BNY Mellon (1995-1998).		International, Inc. (2010-present);
Bonded Services, Ltd. (2011-present).

Former: Penn Foster Education Group,
Inc. (2007-2009).

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OTHER INFORMATION (Unaudited) continued	April 30, 2018

Number of
Funds in
Name, Address,	Term of		Fund
Year of Birth and	Office* and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Registrant	Time Served	the Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees continued:
Derek Medina+	Since 2004	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute.
Year of birth: 1966				(2005-present); Oliver Scholars
Trustee		Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008);		(2011-present).
Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary
Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at
J.P. Morgan/Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Current: Partner, Momkus McCluskey LLC (2016-present).	51	Current: PPM Funds (February 2018-
Year of birth: 1953				present); Edward-Elmhurst Healthcare
Trustee		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		System (2012-present); Western Asset
		General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).		Inflation-Linked Opportunities & Income
Fund (2004-present); Western Asset
Inflation-Linked Income Fund (2003-
present).
Gerald L. Seizert,	Since 2004	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the equity	3	Current: Beaumont Hospital
CFA, CIC+		disciplines of the firm.		(2012-present).
Year of birth: 1952
Trustee		Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment		Former: University of Toledo
		Officer-Equities of Munder Capital Management, LLC (1995-1999). Vice President and		Foundation (2013-2017).
Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Vice
President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2004	Current: Managing Partner, CSW Private Equity (2014-present), Managing Partner,	3	Current: National Association of
Year of birth: 1960		Cordova, Smart & Williams, LLC (2003-present).		Investment Companies (“NAIC”) (2010-
Trustee				present); Sprint International Holdings
		Former: Principal, First Atlantic Capital Ltd. (2001-2003); Managing Director in		(2007-present).
Investment Banking-the Private Equity Group (1995-2001) and a Vice President in
		Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co.; Founding		Former: Berkshire Blanket Holdings,
		Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at		Inc. (2006-2016); Squinder Holdings
		Dillon, Read and Co. (investment bank) (1988-1990).		(2006-2015).

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OTHER INFORMATION (Unaudited) continued	April 30, 2018

Number of
Funds in
Name, Address,	Term of		Fund
Year of Birth and	Office* and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Registrant	Time Served	the Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Interested Trustee:
Tracy V. Maitland+ø	Since 2004	Current: President and Founder, Advent Capital Management, LLC (2001-present).	3	None.
Year of birth: 1960
Trustee, Chairman,		Former: President, Advent Capital Management, a division of Utendahl Capital.
President and Chief
Executive Officer

+	Address for all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address for all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-
Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are Class II Trustees. The term of the Class II Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

_
Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees. The term of the Class III Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

_
Mr. Michael A. Smart and Mr. Daniel L. Black are the Class I Trustees. The term of the Class I Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is by multiple Boards of Trustees.

ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital LLC, the Fund’s Investment Adviser.

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OTHER INFORMATION (Unaudited) continued	April 30, 2018

Officers
The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:
Term of
Office and
Name, Address*		Length of
and Year	Position(s) held	Time	Principal Occupations
of Birth	with the Trust	Served**	During Past Five Years
Officers:
Edward C. Delk	Secretary	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	and Chief
Compliance
	Officer		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General
Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst,
Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments
(1996-2000).
Robert White	Treasurer	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	and Chief
	Financial Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

62 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 63

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

64 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	April 30, 2018

Board of Trustees	Investment Manager
Randall C. Barnes	Advent Capital Management, LLC
New York, NY
Daniel L. Black
Investment Adviser
Tracy V. Maitland*	Guggenheim Funds Investment
Chairman	Advisors, LLC
Chicago, IL
Derek Medina

Ronald A. Nyberg	Accounting Agent and Custodian
The Bank of New York Mellon
Gerald L. Seizert	New York, NY

Michael A. Smart	Administrator
* Trustee is an “interested person” of the Fund	MUFG Investor Services (US), LLC
as defined in the Investment Company Act of	Rockville, MD
1940, as amended.
Transfer Agent
Officers	Computershare Trust Company, N.A.
Edward C. Delk	Jersey City, NJ
Secretary and Chief Compliance Officer

Tony Huang	Legal Counsel
Vice President and Assistant Secretary	Skadden, Arps, Slate,
Meagher & Flom LLP
Tracy V. Maitland	New York, NY
President and Chief Executive Officer
Independent Registered
Robert White	Public Accounting Firm
Treasurer and Chief Financial Officer	PricewaterhouseCoopers LLP
New York, NY

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT l 65

FUND INFORMATION continued	April 30, 2018

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or guggenheiminvestments.com/lcm or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheiminvestments.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

66 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(06/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-LCM-SAR-0418

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)     Not applicable for a semi-annual reporting period.
(b)     There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a – 3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Advent/Claymore Enhanced Growth & Income Fund
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:    July 6, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:   July 6, 2018
By:       /s/ Robert White
Name:  Robert White
Title:    Treasurer and Chief Financial Officer
Date:    July 6, 2018